Rule 497(d)


                                    FT 7685

          Diversified Income & Growth Portfolio, Winter 2018 Series

                          Supplement to the Prospectus

      Notwithstanding anything to the contrary in the Prospectus, the transactional sales charge will be reduced by 1/2 of 1% on each subsequent November 30, commencing November 30, 2019, to a minimum transactional sales charge of 3.00%.

November 13, 2018